Exhibit 99.1

In v e s t o r P r e s e n t a t i o n A p r i l 2 0 23

The views and statements provided in this Presentation are based on information derived from Next.e.GO Mobile SE and its affiliates (collectively, “Next.e.GO”) own internal sources and estimates, information provided by 3rd parties and also from publicly available sources that have not been independently verified by Next.e.GO or Athena Consumer Acquisition Corp. ("Athena"). Neither Next.e.GO nor Athena has independently verified the accuracy or completeness of these sources. This Presentation (references to which shall be deemed to include any information which has been or may be supplied in writing or orally in connection herewith or in connection with any further enquiries) is being delivered to recipients interested in a transaction involving Next.e.GO and Athena (the "Transaction"). By its acceptance hereof, each recipient agrees that neither it, its affiliates nor their respective agents, partners, directors, accountants, counsel, officers, employees or other representatives (collectively, “Representatives”) will copy, reproduce or distribute to others this Presentation, in whole or in part, at any time without the prior written consent of Next.e.GO and Athena and that it will keep confidential all information contained herein not already in the public domain and will use this Presentation for the sole purpose of deciding whether to proceed with a further investigation of Next.e.GO or the Transaction. The recipient shall be responsible for any violation of obligations by any of its Representatives. No representation, warranty or undertaking, express or implied, is made or will be given by Next.e.GO, Athena and their respective affiliates and Representatives as to the fairness, accuracy, completeness or reliability of this Presentation and the information and or statements contained therein. Any recipient of this Presentation is responsible for conducting his or her own due diligence and other enquiries as well as making his or her own analysis and his or her own independent assessment of the information provided herein in connection with the Transaction. Any decision to rely on the information contained in this Presentation is the sole responsibility of the recipient of this document and neither Next.e.GO nor Athena will be responsible for any loss incurred by the recipient as a result of any actions taken by him or her relying upon the information herein. This Presentation is based, in part, upon management estimates and forecasts of Next.e.GO and reflects views and opinions solely of Next.e.GO as of the date of this Presentation, all of which are accordingly subject to change. Any such estimates, forecasts, views or opinions set forth in this Presentation constitute Next.e.GO’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. In addition, Next.e.GO’s analyses contained herein are not, and do not purport to be, appraisals of the issued share capital, assets or business of Next.e.GO, Athena or any other entity. Further, this Presentation does not purport to contain all information that may be required or relevant to an evaluation of the Transaction. Nothing in this Presentation is, or should be relied upon as, a promise or representation either as to future results or events or as to the reasonableness of any assumption or view contained herein (whether expressed or implied) and neither Next.e.GO nor Athena accepts any responsibility or liability whatsoever for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. This Presentation may contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding future events, contracts, prospects and future financial performance. These forward - looking statements are not guarantees or predictions of future performance and involve known and unknown material risks, uncertainties and other factors, many of which are beyond the control of Next.e.GO and Athena and which may cause actual results to materially differ from those expressed in the statements contained in this Presentation. These forward - looking statements include, but are not limited to, expectations with respect to future performance and anticipated financial impacts of the Transaction, the timing of the completion of the Transaction, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and involve significant risks and uncertainties that could cause actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties included on pages 40 - 42 of this Presentation as well as those described in the “Risk Factors” section of the proxy statement/prospectus included in the Registration Statement on Form F - 4 relating to the Transaction (the “Form F - 4”), which Next.e.GO filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2023, any amendment to the Form F - 4 and other documents filed by Next.e.GO and Athena from time to time with the SEC. Neither Athena nor Next.e.GO undertakes or accepts any obligation to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Consequently, it does not contain all the information which would be required to be contained in such a prospectus or disclosure document such as, for example, details of the assets and liabilities, financial position, profits and losses and prospects of any of the entities referred to in this Presentation. The material provided in this Presentation is provided for the information of recipients and does not constitute an invitation or inducement to such persons to enter any investment activity relating to those entities. Next.e.GO and Athena have not considered the objectives, financial position or needs of any recipient. The recipient should obtain and rely upon his or her own professional advice from their tax, legal, accounting, financial and other professional advisors in respect of the recipient’s objectives, financial position or needs before making any investment decision based on information contained in this Presentation. P a ge 2 / / © N e x t . e . G O M o b i le S E 2 0 2 3 D I S C L A I M E R – 1 O F 3

Neither this Presentation nor any of its contents may be reproduced or used for any other purpose without the prior written consent of Next.e.GO and Athena. In accepting this Presentation, the recipient agrees that it is provided solely for its use in connection with providing background information on Next.e.GO and considering the transaction and that it is not to be used for any other purpose. Should a security described in this Presentation be denominated in a currency other than the recipient’s home currency, a change in exchange rates may adversely affect the price of, value of, or income derived from the security. Neither this Presentation nor any of its contents is represented to comply with nor is to be construed to comply with any of the legal requirements in any jurisdiction in respect of an offer to buy or sell or a solicitation of an offer to buy or sell securities. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Next.e.GO’s and Athena’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but Next.e.GO and Athena will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. This Presentation contains certain estimated preliminary financial results and key operating metrics of Next.e.GO for the year ended December 31, 2021, and the historical financial information with respect to Next.e.GO contained in the Presentation has been taken from or prepared based on historical financial statements of Next.e.GO, including unaudited financial statements for its fiscal year ended December 31, 2021. Next e.GO's historical financial information was prepared in accordance with German generally accepted accounting principals ("German GAAP"). Such information has not been presented in accordance with generally accepted accounting principals in the United States ("U.S. GAAP"), International Financial Reporting Standards ("IFRS") or audited in accordance with either Public Company Oversight Board (“PCAOB”) standards or generally accepted auditing standards in the U.S. German GAAP differs in certain respects from U.S. GAAP and IFRS. Potential investors should consult their own professional advisors for an understanding of the differences between German GAAP, U.S. GAAP and IFRS, and of how those differences might affect the financial information presented herein. This information is preliminary and subject to adjustment in connection with the completion of Next.e.GO’s audit for the fiscal year ended December 31, 2021. As such, Next.e.GO’s actual results and financial condition as reflected in the financial statements that will be included in the proxy statement/prospectus on Form F - 4 for the Transaction may be adjusted or presented differently from the historical financial information herein, and the variations could be material. Certain of the financial measures included in this Presentation, have not been prepared in accordance with German GAAP, U.S. GAAP or IFRS, and constitute “non - GAAP financial measures” as defined by the SEC. Next.e.GO has included these non - GAAP financial measures (including on a forward - looking basis) because it believes they provide an additional tool for investors to use in evaluating the financial performance and prospects of Next.e.GO or any successor entity in the Transaction. These non - GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. In addition, these non - GAAP financial measures may differ from non - GAAP financial measures with comparable names used by other companies. Note however, that to the extent forward - looking non - GAAP financial measures are provided herein, they are not reconciled to comparable forward - looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. This Presentation also contains certain financial forecasts, on pages 39, 40 and 41. Neither Next.e.GO’s nor Athena’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projection for the purpose of their inclusion in this Presentation, and accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those assumptions listed on slide 39. Projections are inherently uncertain due to a number of factors outside of Next.e.GO’s or Athena’s control. While all financial projections, estimates and targets are necessarily speculative, Next.e.GO and Athena believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. P a ge 3 / / © N e x t . e . G O M o b i le S E 2 0 2 3 D I S C L A I M E R – 2 O F 3

Athena, Next.e.GO and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Athena’s stockholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests of Athena’s directors and officers in the Transaction in Athena’s filings with the SEC, including Athena’s Annual Report. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Athena’s stockholders in connection with the Transaction are set forth in the Form F - 4. Investors, stockholders and other interested persons are urged to read the Form F - 4 (and will be included in the definitive proxy statement/prospectus) and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Transaction. Investors, stockholders and other interested persons will be able to obtain free copies of the Form F - 4, or, once available, the definitive proxy statement/prospectus and other documents containing important information about Next.e.GO and Athena through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Athena can be obtained free of charge by directing a written request to Athena at 442 5th Avenue, New York, NY 10018. All images are copyright to their respective owners and are protected under international copyright laws. P a ge 4 / / © N e x t . e . G O M o b i le S E 2 0 2 3 D I S C L A I M E R – 3 O F 3

E.GO SENIOR LEADERSHIP TEAM

Proven Track Record in Leadership, Innovation, and Production



Ing. Ali Vezvaei
Chairman of the Board

20+ years experience in board, executive and operational management, including technology and energy-tech global investments



Dr.-Ing. Stefan Rudolf
Chief Technology Officer

10+ years experience in product development, production & complexity management. Various senior engineering roles in innovation and production management



Ariane Martini
Chief Human Resource Officer

25+ years experience in various HR and communication leadership positions in global public listed fast-moving consumer goods companies



Eelco Van Der Leij
Chief Financial Officer

30+ years experience in finance & managing director positions in public & private global energy & fast-moving consumer goods companies

Page 5 // © Next.e.GO Mobile SE 2023

INTRODUCING

The Athena Consumer Family

Board Of Directors



Isabelle Freidheim
Chairman of Athena Consumer
Venture Capitalist & CEO

magnifi · CASTLE VC · veem · Invesco · Nav · The London Fund · LEHMAN BROTHERS



Kay Koplovitz
Director Athena Tech & Consumer
Founder & Director

ORACLE · TIME · Springboard · SYFY · USA · liz claiborne



Dee Robinson
Director Athena Consumer
Founder, CEO & Director

Johnson & Johnson · RH · Northern Trust · Leo Burnett



Jane Park
CEO Athena Consumer
Founder & CEO

JULEP · tokki · pillsbury · BCG



Sarah Kauss
Director Athena Consumer
Founder S'well & Entreprenuer

unicef · S'well

Management Team



Jane Park
CEO Athena Consumer
Founder & CEO



Jennifer Carr-Smith
COO & President Athena Consumer
Digital Transformation Pioneer



Angy Smith
CFO Athena Consumer
Executive & Growth Company Financial Expert

Affiliates



Lockie Andrews
Advisor Athena Consumer
CEO & Investor



Minnie Ingersoll
Investor Athena Consumer
Co-founder Shift (NASDAQ: SFT) & Investor



Alexandra Wilkis Wilson
Advisor Athena Tech & Consumer
Co-founder, CEO & Director



Dawn Robertson
Advisor Athena Tech & Consumer
Co-founder & Executive



Lauren Maillian
Advisor Athena Consumer
CEO at Digitalundivided



Devon Pike
Advisor Athena Tech & Consumer
Founder & Director

Page 6
// © Next.e.GO Mobile SE 2023
e.GO

TRANSACTION SUMMARY & VALUATION

e.GO / ATHENA

1 VALUATION

Implied pre-money market capitalization of $806m[1]

Implied pro forma market capitalization of $936m[1]

2 FINANCING

Transaction expected to provide gross proceeds of up to approximately $71m to e.GO

Up to $150m expected to be made available under a Standby Equity Purchase Agreement ("SEPA")

3 DEAL STRUCTURE

e.GO shareholders rolling 100% of their equity and expected to own a pro forma equity ownership of 86.1% excluding the effects of warrants and assuming no further redemptions

4 SOURCES & USES


877
877
806
806
50
21
16
55
Sources
Uses
e.GO Rollover
Cash in Trust / Cash to BS
Intended Debt Financing
Est. Trans. Exp.

5 PRO FORMA OWNERSHIP


2%
12%
86%
e.GO Shareholders
Public Shareholders
Sponsor Shares

Note: As of March 23, 2023. Assumes no debt or cash on balance sheet prior to transaction. Assumes 91% redemptions from the $235M cash in trust. Assuming no redemptions from the $21 million cash in trust. Excludes any interest earned or withdrawn from the trust. Assumes 91.8M pro forma shares outstanding at $10.20 per common share per BCA. All charts and tables exclude 12.03M SPAC warrants held by shareholders. All SPAC warrants have a strike price of $11.50 per common share. Assumes the maximum conversion ratio for the Class B Conversion.
(1) Market capitalization includes 30M e.GO shares deferred at closing with vesting 5M shares at each of $12.50/share, $15.00/share, $20.00/share, $25.00/share, $30.00/share, and $35.00/share.

Page 7 // © Next.e.GO Mobile SE 2023

e.GO

Ahead Of The Cur v e P a ge 8 / / © N e x t . e . G O M o b i le S E 2 0 2 3

OUR "WHY"

What Drives Us


OUR PLANET NEEDS HELP
And The Time is NOW…!


THE DARK SIDE OF THE EV
We believe the race to "oversized" batteries costs lives & livelihoods


NOT ENOUGH TO CHANGE THE POWERTRAIN
We believe that current BEVs[1] are not sufficiently purpose built


DECENTRALIZATION
We believe large centralized factories exacerbate environmental and geopolitical concerns and likely not a "risk-adjusted" investment


PEOPLE NEED JOBS!
ENVIRONMENTAL SUSTAINABILITY
We believe real sustainability is not possible without economic value add


CITIES FIRST
We believe urban areas have higher potential for mass adoption and immediate impact of BEVs

Note: 1) BEV = Battery Electric Vehicle.

Page 9 // © Next.e.GO Mobile SE 2023

OUR "HOW"

Leveraging Innovation To Drive Sustainable Growth



WE BUILD WHAT WE CONSIDER TO BE ONE OF THE MOST SUSTAINABLE URBAN BEVs

In ~ 50% of the time and for less than 30% of the conventional capex compared to traditional OEMs[1)]



THE ANSWER IS SMARTER NOT LARGER

Our "future-proof" battery with smart design enables easy battery swapping and recycling



PURPOSE-DESIGNED BEV, BORN IN 3D

Smart skateboard architecture:
Lightweight, versatile, durable and safe



5G-READY MICROFACTORY

Low capex and flexible production (compared to traditional OEMs[1)]) designed to enable decentralized growth



eGO

COMMUNITY, EMPLOYMENT AND TALENT DEVELOPMENT

We believe we are positioned to enable lasting economic and social value add



UNIQUE FEATURES

Our approach is designed to unlock additional growth and facilitate the development of alternative integrated businesses

Note: 1) Based on publicly available information and management estimate.

Page 10 // © Next.e.GO Mobile SE 2023

NOT JUST ANOTHER EV DREAM

Delivering On The Real EV Promise Today

01
EU HOMOLOGATED
cars are on the road today


ISO/IEC 17065

02
1st MICROFACTORY
established in 2018 & in production



03
2nd MICROFACTORY
nearing start of construction



04
POSITIONED FOR GROWTH
and progress towards EBITDA breakeven



05
STRONG PARTNERSHIPS
across the value chain

EU	1,350+	1,200+	e.GO's 1st	9 M+	11 TB+
Unlimited Homologation (Received in H1'22)	Cars Produced[1]	Cars on the Road[1]	MicroFactory is already producing cars	Km Driven[1]	Data Received[1]

Note: 1) As of February 1, 2023.

Page 11
// © Next.e.GO Mobile SE 2023

SOLID FOOTHOLD

Differentiated German Pure-Play Urban BEV Established and In Production

	e.GO	TESLA	NIO	RIVIAN	LUCID	Faraday Future	FISKER	ARRIVAL
Current Geographic Focus	Europe, Asia, Emerging	N. America, China, Europe	China, Europe	N. America	N. America	N. America	N. America	N. America, Europe
In Production	✓	✓	✓	✓	✓		✓	
Aluminum Space Frame Technology	✓						1)	
Unlimited EU Homologation	✓	✓	✓					✓ 2)
MicroFactory Technology	✓							✓
In House Production	✓	✓	✓	✓	✓			✓

Source: Based on management and publicly available information (e.g., company presentation, marketing material and websites)
Note: 1) Aluminum Space Frame only applies to the Fisker Karma (discontinued).
2) Individual type approval for the bus has been obtained, however full type approval for the electric light commercial vehicle has not been communicated so far.

Page 12 // © Next.e.GO Mobile SE 2023

THE CHOICE

We Believe e.GO Offers a Better Risk-Adjusted Choice

Indicative risk illustration[1]: ○ low ◑ medium ● high

	e.GO	Emerging EV OEMs	e.GO's Propositions
Regulatory	◔	◕	EU homologated platform
Production	◔	◑	1,350+[2] cars produced, 9M+ km[2] of driving and 11+TB[2] of data, 1st MicroFactory currently producing vehicles, with eventual annual production volume expected to reach 30K vehicles by 2024
Product	◔	◑	2021 limited edition sold out[3], 2022 model (e.wave X) has generated significant interest among potential customers - approx. 11,000+ have been reserved[4]
Commercial (Sales)	◔	◑	Direct approach to customers, strategic partnerships, digital sales, global brand ambassador
Sector (Market)	◔	◑	We believe the urban electric vehicle sector offers a favorable market opportunity considering the departure of several OEMs from the segment (discontinuation of relevant products)
Infrastructure	◔	◑	We believe that e.GO's battery is the optimal size for urban use case compared with peers and reduces high-capacity charging infrastructure dependency[5]


CONCEPT


ENGINEERING


VALIDATION


SERIES


Note: 1) Indicative risk illustration (management estimate) for the Company and Emerging EV OEMs based on management derived from publicly available information (see page 12).
2) As of February 1, 2023.
3) Production capacity for 2021 limited edition model amounts to 500 vehicles, of which 21 were reserved for internal use.
4) All reservations are non-binding and may be withdrawn at any time.
5) Peers include the established and emerging EV manufacturers including VW, BMW, Fisker and Tesla; management belief.

Page 13
// © Next.e.GO Mobile SE 2023

OUR JOURNEY

From Small Start-Up to Young Enterprise
Start Small, Think Big, Move Fast...





IDEATION	1st PROTOTYPE		1st MICROFACTORY CONSTRUCTION COMPLETED	e.GO LIFE RECEIVED EU HOMOLOGATION TYPE APPROVAL	PRODUCTION READINESS (H2)	PRODUCTION STARTED	INTERNATIONAL GROWTH	EN ROUTE TO BECOMING A PUBLIC COMPANY
2015	2016	2017	2018	2019	2020	2021	2022	2023

2016–2017
- First prototype built
- Cooperation with Bosch established

2018
- Opening of 1st production plant in Germany

2020
- Next.e.GO Mobile SE was established
- New owners refocused on commercialization and international growth
- 1st international LOI to construct a new MicroFactory signed

2021
- Start of production
- Contract to construct 2nd MicroFactory signed
- 3rd International LOI signed
- CO_2 pooling established
- 2 Brand Stores opened
- Start of sales of Limited Edition model (Life Next)

2022
- Production capacity for 2021 limited edition model (e.GO Life Next) sold out[1]
- One of the first BEVs to enable GHG[2] quota trading for customers in Germany
- e.wave X, the 2022 model, unveiled and production capacity for 2023 fully reserved[3]
- Hired Brand Ambassador
- Decentralized growth expands further (LOIs signed/under negotiation)
- First fleet deal (Sixt)
- Announcement to launch the e.Xpress, a vehicle designed for urban last-mile delivery

2023
- Participation at CES 2023 in Las Vegas in January with e.wave X showcasing partnership with Sibros in connected mobility ✓

To come:
- Expected to become a NYSE publicly listed company in H1'23
- Commence production of e.wave X in 2023[4]
- Start of construction of SEE MicroFactory
- International sales & marketing roll out
- Launch of urban delivery vehicle e.Xpress in 2023

Academic Startup (Exploration & Research) Phase | Enterprise (Commercialization & Growth) Phase

Note: 1) Production capacity for 2021 limited edition model was set to a total of 500 vehicles, of which all vehicles have been sold and/or delivered as of the end of 2022.
2) GHG = Greenhouse gas (refers to GHG trading compensation under German law).
3) As of February 1, 2023. All reservations are non-binding and may be withdrawn at any time.
4) Management target

Page 14 // © Next.e.GO Mobile SE 2023

e.GO

RECENT DEVELOPMENTS

Since Deal Announcement in July 2022, e.GO Has Strengthened Its Global Presence, Showcased the New Generation Vehicle and Engaged in New Partnerships

Jul'22

DEAL ANNOUNCEMENT

e.GO

ATHENA

"Next.e.GO Announces Business Combination with Athena Consumer Acquisition Corp."



Aug'22

NORTH MACEDONIA MICROFACTORY ANNOUNCEMENT

"e.GO, an Innovative Producer of Urban Electric Vehicles, Announces Agreement to Build New MicroFactory in the Republic of North Macedonia"



Oct'22

PARIS MOTOR SHOW

Presence at Paris Motor Show with press conference and live stream

Presentation of the e.Xpress

Start of sales for e.wave X



Dec'22

NEW PARTNERSHIPS

Partnership with Sibros to enable the company to provide connected vehicle data of the e.wave X to ensure intelligent and seamless connected mobility

SIBROS

Partnership with OneFor and Ample to enable smart financing solutions for customers and offer fast battery replacement, respectively

ONE FOR

Jan'23

CES LAS VEGAS

In the beginning of January, e.GO participated at the CES in Las Vegas with the e.wave X as part of the partnership with Sibros


SIBROS

Mar'23

ADDITIONAL PARTNERSHIPS

Partnership with Trafigura[1] to establish long-term supply chain management services leveraging Trafigura's worldwide access to key resources

MoU's with KOLON World Investment Co,. LTD. and Taajeer Group Company with respect to strategic partnerships for sales, production and supply

TRAFIGURA · Taajeer Finance · KOLON

Note: 1) Agreement was signed in December 2022.

Page 15
// © Next.e.GO Mobile SE 2023

e.GO

Innovative & Sustainable Product P a ge 16 / / © N e x t . e . G O M o b i le S E 2 0 2 3

INNOVATIVE & SUSTAINABLE PRODUCT

Disruptive Innovation In 3 Dimensions



Disruptive Product

- 3D Space Frame (SF)
- Use of similar materials as aviation industry (aluminum and polymer for extended durability)
- Smart Skateboard design (Multi-Product Platform)
- "Future-proof" battery (swap and upgrade enabled)
- Distinctive driving experience as compared to other city BEVs[1]
- Innovative polymeric exterior (robust, scratch and dent resistant)
- Repair and customization reimagined (re-skin)



Disruptive Production

- Production reimagined (no press-shop, no paint shop)
- Tech-First Internet of Production (IOP) digital/IT architecture
- 5G enabled MicroFactory
- Low capex and scalable production designed to unlock decentralized growth
- Relatively smaller environmental footprint compared to other OEMs, based on optimized energy and water profile[1]
- Rapid production time (agile production concept)



Disruptive Eco-System

- Plug & Play connectivity for an enhanced user experience (UX)
- Connected customers with digital platform (e.GO Connect™ app)
- One of the first BEVs to unlock individual GHG[2] quota trading in Germany[1]
- Car-2-Cloud enables various applications

Durability ⊕ Sustainability ⊕ Profitability ⊕ Usability

Note: 1) Management belief;
2) GHG = Greenhouse gas (refers to GHG trading compensation under German law).

Page 17 // © Next.e.GO Mobile SE 2023

SMART PLATFORM

Distinctive Vehicle Design


BOSCH
Continental
PSA
ZF
HELLA
ISRI
act
DOGA
Gotion





Smart Integration Solution

- Reduction of development time by almost 50%[1]
- Integrating standardized components from reliable suppliers with global footprint is expected to reduce execution risk
- Leveraging economies of scale using off-the-shelf components

Smart Body & Tooling Technology

- Reduction of tools and dies capex by almost 70%[1]
- Innovative and flexible production lines in factories enable company to deliver multiple models of vehicles at low cost

Smart Skateboard Platform

- We expect to develop future vehicle models at a fraction of capex as compared to traditional approach by large OEMs[1]
- Flexibility to produce platform models in our current MicroFactory by way of a mixed model line

50% Less Time to Market ⊕ ~70% Lower cost[1] ⊜ Disruptive Series Production

Note: 1) When compared to conventional products by established OEMs (referenced on slide 39); Management estimates.

Page 18 // © Next.e.GO Mobile SE 2023

UNIQUE & ENVIRONMENTALLY SUSTAINABLE PRODUCT

Multi Derivative, Multi Product Buildup On The Same Platform

e.GO Life


SOLD OUT

KM OF DRIVING EXPERIENCE AND DATA COLLECTED
9 M+ KM
11 TB+

VEHICLES PRODUCED
1,350+

CARS ON THE ROAD
1,200+

ALL VEHICLES SOLD AND / OR DELIVERED AS OF END OF
2022

e.wave X



VEHICLES RESERVED[1]
11,000+

CITY RANGE UP TO
250 km

SMART CHARGING
11 kW

ULTRAWIDE DATA DISPLAY
23 inch

e.Xpress



CARGO CAPACITY UP TO
940 Liters

CITY RANGE UP TO
230 km

GROSS PAYLOAD UP TO
275 kg

BATTERY SWAP TIME
< 10Min.

Note: Technical specification subject to change. 1) As of February 1, 2023. All reservations are non-binding and may be withdrawn at any time.

Page 19 // © Next.e.GO Mobile SE 2023

UNIQUE & ENVIRONMENTALLY SUSTAINABLE PRODUCT



e.wave X

Up to		
23 inch	**250 km**	**11 kW**
Ultrawide Data Display	City Range	Smart Charging / Swap


Storm Grey
Pearl White Metallic
Peridot Lime Metallic
Sage Green
Night Blue Metallic
Colors

Subtly urban
A 4-seater that is easy to park and ideal for the city

Great fun to drive
80kW peak power for maximum agility

Truly sustainable
Lower environmental footprint[1], assembled with select sustainable materials - including paint-free polymeric outer skin and vegan leather interior

Note: Technical specifications subject to change.
1) Compared to traditional OEMs.

Page 20 // © Next.e.GO Mobile SE 2023

UNIQUE & ENVIRONMENTALLY SUSTAINABLE PRODUCT

Durability, Reusability and Value for Money



Robust & Corrosion-Free Polymeric Exterior

- Eliminated the need for painting
- Rust-free and more dent tolerant → **lower repair costs**
- Easy replacement enables refurbishment
- Fewer tools required (no press) to build the car lowers capex and manufacturing costs as compared to traditional OEMs

Innovative 3D Space Frame

- Strong and **corrosion-free** aluminum space frame
- Designed to be **longer lasting** as compared to traditional OEMs





Long-Lasting Electric Engine

- Powertrain equipped with robust and low-vibration electric motor
- Low wear & tear → **lower maintenance** costs as compared to traditional design[1]
- Rear wheel drive → **distinctive driving experience as compared to other urban BEVs**



Smart Battery Solution

- **Smart Battery Solution** designed to offer practicality and flexibility for urban mobility
- Designed to be **"future-proof"**, enabling seamless technology upgrade
- Battery exchange enabled
- Eliminates need for additional charging infrastructure
- Sizing designed to **reduce electricity consumption and material costs**
- Expected second life application (e.g., stationary power system and/or vehicle to grid)



Note: 1) Referring to steel-based exterior and self-carrying body structure.

Page 21 // © Next.e.GO Mobile SE 2023

e.GO

UNIQUE & ENVIRONMENTALLY SUSTAINABLE PRODUCT

Designed with Practicality & Purpose



Interior e.GO Life



Interior e.wave X





Note: Technical specifications subject to change.

Page 22 // © Next.e.GO Mobile SE 2023

MULTI-DERIVATIVE PLATFORM ENABLING URBAN DELIVERY SOLUTIONS



e.Xpress

Up to	Up to	Up to	Less than
940 liters	275 kg	230 km	10Min.
Cargo Capacity	Gross Payload	City Range	Battery Swap Time

Designed with uptime, utilization and economics front and center
Designed to make deliveries in the city more environmentally friendly and economical[1)]

Optimal dimensions for urban delivery and commercial last mile
Innovative charging solutions (autonomous battery exchange) combined with optimized Economics[1)]

Lifecycle Sustainable
Durable and reusable / sustainable materials
Paint-free polymeric outer skin is designed for city delivery[1)]







Note: Technical specifications subject to change.
1) Management's view based on designed parameters.

Page 23 // © Next.e.GO Mobile SE 2023

AFTER SALES (SERVICE) STRATEGY

Framework Agreement with Reliable Partners


Sales
Delivery repair
DOTA[1]
Inspections
Warranty and guarantee
Repair
24/7 Attention / assistance
Service packages
Connected services
FOTA[2]
Hardware upgrades
Software updates
Refurbishment / remanufacturing

e.GO currently has agreements with nearly 80 service partners in Germany, with more expected to follow

- Workshop partners trained and supplied by e.GO
- 24-month manufacturer's warranty
- Professional partnerships:
  - Assistance services in cooperation with **Europ Assistance**
  - Extended warranty in cooperation with **CarGarantie**

INNOVATIVE REPAIR (RESKINNING)







Notes: 1) Diagnosis Over The Air;
2) Flash Over The Air.

Page 24 // © Next.e.GO Mobile SE 2023

BATTERY SWAP

"Future Proof" and Convenient


Mapped Swap Stations
Remove
Replace
Flash
Check
GO!
Connected Services
Optimized Coverage
Digital Locator
AC GO 22

Multiple Charge Life stations planned

- First 5 stations successfully launched since Nov '21
- Workshop partners will be trained and supported by e.GO
- Locations to enable inevitable beyond-city travels
- Coverage intended to provide peace of mind and enhance customer experience
- e.GO Connect™ app provides seamless digital user experience



Notes: Red stations are currently in operation;
Grey stations are planned with gradual ramp up expected as demand increases in other locations;
Map is schematic and subject to change.

FUTURE PROOF

Ease Of Future Repairs





Future Upgrades

Page 25 // © Next.e.GO Mobile SE 2023

IP OVERVIEW

Multi-Dimensional IP Landscape


4.0

Existing Patent Portfolio

- Comprehensive IP and patent mix
- Enhanced patenting process since 2021 led to considerable portfolio increase
- Further patent ideation and preparation process commenced with more in the pipeline

Internationalization

- Shift towards globally filing patents
- PCT[1] approach enables multiplying and expanding e.GO's patent portfolio

As of March 2023


More in the Pipeline
41
Granted, Filed, Pending [2]
Current PCT Potential [3]
Planned PCT Potential [4]

1 Product IP — 2 MicroFactory IP — 3 IT-Architecture, IOP & Customer Intelligence

Note: 1) PCT (Patent Cooperation Treaty) process allows applicants to simultaneously file patents in up to 156 countries. 2) Total number of patents internationally. 3) Current represents patents that are in preparation and expected to be filed in the next 6-12 months. 4) Planned represents patents in the ideation phase; such patents are expected to be filed within the next 12-24 months.

Page 26 // © Next.e.GO Mobile SE 2023

Proven, Unique & M o du l ar MicroFactory P a ge 27 / / © N e x t . e . G O M o b i le S E 2 0 2 3

UNIQUE MICROFACTORY

Enabling Early Breakeven with High Capital Efficiency

Classic OEM Facility



Press Shop



Body Shop



Paint Shop



Assembly

e.GO



Body Shop (Simplified)



Assembly

Low Production Capex Requirement[1)]

Capex for a 30K Unit Output


Traditional OEMs[2)]
e.GO

Rapid Launch Via Agile Production Concept[1)]

Time to start of production for a 30K Unit Output MicroFactory


Traditional OEMs[2)]
e.GO

Note: 1) Compared to traditional OEMs. Based on publicly available information and management estimates.
2) Traditional OEMs are those referenced on slide 34.

Page 28 // © Next.e.GO Mobile SE 2023

FACILITY HIGHLIGHTS

Proven Performance in Germany
1st MicroFactory to Serve as Blue-Print for Replication

1st MicroFactory Completed (2018)

- Plot size: 25,000m^2 / 269,098 ft^2
- Yearly capacity: 30,000 vehicles
- Final assembly time per vehicle: ~290 minutes[1]

Decentralized MicroFactories

- Aachen MicroFactory forms the blueprint for decentralized international growth (such as in Southeast Europe)

Disruptive Production Concept

- Elimination of press and paint shops enables asset light, low capex production

Internet of Production

- Internet of Production (IoP) architecture enables a high degree of flexibility for a multi-derivative assembly line




KUKA



Note: 1) Management estimates.

Page 29 // © Next.e.GO Mobile SE 2023

DECENTRALIZED PRODUCTION

Potential for Global Growth Enabled by MicroFactories


Germany
Established &
in production

- ✓ Decentralized footprint - potential hedge against global disruptions
- ✓ Establishing local roots enhances the "In-Country Value-Add"
- ✓ Innovative technology attracts local talent
- ✓ Potential eligibility to access local subsidies & benefits
- ✓ Decentralized production footprint
- ✓ Potential reduction in transportation cost as well as more favorable import tariff
- ✓ Designed to enhance access to diversified supplier's network

Page 30
// © Next.e.GO Mobile SE 2023

eGO

Increasing Demand For Urb a n EVs P a ge 31 / / © N e x t . e . G O M o b i le S E 2 0 2 3

Sweet Spot of Macro Trends and Market Drivers P R O M I S I N G M A R K E T 2.5 11.2 31.1 1) 25.3 M u ni ts E st i ma te d Tot a l G lo b a l B E V s a l es i n 2030 ( T A M) 20% E x pe c te d CA G R f or C i ty B E V V ol um e Growth ( E U 202 1 - 20 2 7 ) ~3.0% e. GO a vg. Ma rket S h a r e 1) E U 202 2 - 27 ( e) Sources: Company Analysis | Deloitte EV 2030 analysis, IHS Markit, EV - volumes.com | wall box. | Management estimates | 1) EU markets to be served from Aachen and Southeast European MicroFactories, estimate. Note: 1) Thereof 25.3m BEV. A nn u al Gl o b a l EV S al e s ( m illi on un i t s) 2 0 2 0 – 2 0 3 0 o u t l ook 2 0 2 0 2 0 2 5 e 2 0 3 0e 01 02 03 P a ge 32 / / © N e x t . e . G O M o b i le S E 2 0 2 3

E Q F or T wo Focus on Durability, Reusability and Value for Money M A R K E T P O S I T I O N I N G Sources: Company information/ OEM Homepage (pricelists as of 02/23): www.dacia.de/modelle/spring/konfigurator.html; www.fiat.de/konfigurator/500 - bev - my23/#/version; www.smart.mercedes - benz.com/de/de/modelle/smart - eq - fortwo - coupe; www.renault.de/elektromodelle/twingo - electric.html; www.volkswagen.de/de/modelle/e - up - edition.html#MOFA ; https://de.smart.com/de/customizer/ Notes: 1) target urban range up to 250 km Worldwide Harmonized Light Vehicle Test Procedure (WLTP) (City) – estimation/subject to change. For consistency, prices are MSRP as of February 2023 and reflect prices for the base model of each vehicle and do not include any increase or adjustment by OEMs as the case may be. e . w a ve X E x tr e m e E le c tr ic T win g o E - T e ch e - u p ! E d i t i o n 5 0 0 e S m a r t #1 Vehi c le s eg m ent A A A A A A C B a s e Pr i c e [ EU R ] ( i n c l. 1 9 % G e r m a n V A T) € 2 4, 9 90 Or d e r s fo r E Q € 22 , 75 0 € 28 , 850 € 29 , 995 € 3 0, 4 90 € 41 , 4 90 R an g e (k m ) 1 6 3 1) F o rT wo o n l y unt i l A p r i l 2 0 22. Pr od u c t io n w i l l 230 190 258 190 440 E f f i c ien c y (k Wh / 1 00 k m ) 1 5 . 2 1) c e as e i n t he m idd l e o f 2 0 2 4 . 13.9 16.0 14.4 13.0 15.0 A lu m inum S pa c e F r a m e x P a ge 33 / / © N e x t . e . G O M o b i le S E 2 0 2 3

"PHYGITAL" SALES APPROACH

Focus on Direct Customer Access
Integrating Digital & Physical Touchpoints

Customer Journey with digital and physical touchpoints

- 360° "**Phygital**" Omnichannel approach
- **Phy**sical touchpoints to enhance the experience
- Di**gital** touchpoints to provide highest convenience and ease
- Fully integrated customer experience **(CX)** and user experience **(UX)** along the journey
- Unique and innovative **Brand Stores**
- Major events and **roadshows** across EU and US



Brand Stores



Roadshow



B2B & Fleet

Fairs & Events



Brand Partnerships


SportScheck
START

Sales Partnerships


euronics



Digital Experience
e.GO Connect™



Digital Sales
Car Configurator



Sales Partner

Page 34 // © Next.e.GO Mobile SE 2023

DIRECT APPROACH TO CUSTOMERS

Digital User Experience | D2C | Partnerships

Global Reach with Neymar Jr. as the Global Brand Ambassador

Presentation of the e.Xpress at the Paris Motor Show
A vehicle that is intended to address the demand for sustainable and emission-free delivery services

Start of Sales for e.wave X
Omnichannel sales approach

Multiple strategic partnerships in the making
- Expect to expand e.GO B2C and D2C access significantly
- Further enhance customer experience, enable smart financing solutions for customers and offer fast battery replacement






Colors


SportScheck
amazon
SIXT
ampLe
euronics
SIBROS
ONE FOR

Note: 1) As of February 1, 2023. All reservations are non-binding and may be withdrawn at any time.

Page 35 // © Next.e.GO Mobile SE 2023

e.GO

OUR MARKETING APPROACH

Affordable, Practical, Sustainable and Fun!


Status
Statement
The Time is Now | e.wave X


Think tomorrow
Act today
The Time is Now | e.wave X

Buy it where you buy your smartphone!





Charge it where you charge your smartphone!





Use seamless as you use your smartphone!



Page 36 // © Next.e.GO Mobile SE 2023

Financials P a ge 37 / / © N e x t . e . G O M o b i le S E 2 0 2 3

FINANCIAL OVERVIEW

Expected Key Uses of Funds Post Transaction

Growth Capital	• Growth correlated capital to execute on Aachen MicroFactory business plan
Sales & Marketing	• Growth correlated expansion of sales functions • Efficient marketing spend on diversified go-to-market strategy
Product Development	• Continuous innovation and product improvement of existing platform (e.wave) • Development and roll out of the 2024 platform
Information Technology	• Growth correlated IT spend, upgrades & expansion
G & A	• Expansion of aftersales functions in line with growth • Governance, compliance, legal and investor relations

Page 38
// © Next.e.GO Mobile SE 2023

OVERVIEW

The Transaction

Transaction Highlights

Valuation

- $931m Enterprise Valuation to Market
- Implied pre-money market capitalization of $806m[(1)]
- Includes 30m share performance-based earnout for e.GO shareholders
- Implied pro forma market capitalization of $936[(1)]m

Financing

- Transaction expected to provide gross proceeds of up to approximately $71m to e.GO
  - Up to $21MM cash in trust assuming no further redemptions
  - e.GO intends to raise $50m in debt financing
- Up to $150m expected to be made available under a Standby Equity Purchase Agreement ("SEPA")

Deal Structure

- e.GO shareholders rolling 100% of their equity and expected to own a pro forma equity ownership of 86.1% excluding the effects of warrants and assuming no further redemptions

Implied Sources & Uses

Sources	($M)	Uses	($M)
e.GO Rollover	$806	Equity to e.GO	$806
Cash in Trust	21	Cash to Balance Sheet	55
Intended Debt Financing	50	Est. Transaction Expenses	16
Total	**$877**	**Total**	**$877**

Pro Forma Valuation

PF Shares Outstanding (M)	91.8
Share Price ($)	$10.20
PF Equity Value ($M)	**$936**
(+) PF Debt ($M)	$50.0
(-) PF Cash ($M)	($54.9)
PF Enterprise Value ($M)	**$931**

Pro Forma Ownership

	Shares (M)	% Own.
① e.GO Rollover Equity	79.0[(1)]	86.1%
② Public Shareholders	2.0	2.2%
③ Sponsor Shares	10.7[(2)]	11.7%


③
②
Pro Forma Ownership
①

Note: As of March 23, 2023.
Assumes no debt or cash on balance sheet prior to transaction. Assumes 91% redemptions from the $235M cash in trust. Excludes any interest earned or withdrawn from the trust.
Assuming no redemptions from the $21 million cash in trust. Assumes 91.8M pro forma shares outstanding at $10.20 per common share per BCA.
All charts and tables exclude 12.03M SPAC warrants held by shareholders. All SPAC warrants have a strike price of $11.50 per common share.
(1) Market capitalization includes 30M e.GO shares deferred at closing with vesting 5M shares at each of $12.50/share, $15.00/share, $20.00/share, $25.00/share, $30.00/share, and $35.00/share.
(2) Assumes the maximum conversion ratio for the Class B Conversion.

Page 39 // © Next.e.GO Mobile SE 2023

RISK FACTORS – 1 OF 3

The risks presented below are certain of the general risks related to Next.e.GO's (the "Company," "we," "us" and "our) business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including Athena) with respect to the Company, with the United States Securities and Exchange Commission ("SEC"). These risks speak only as of the date of this presentation and the Company makes no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from, and will be more extensive than, those presented below.

Risks Related to our Industry

- Our success and future growth is dependent upon the market's willingness to adopt electric vehicles.
- The electric vehicle market is highly competitive.
- Developments in vehicle technology may adversely affect the demand for electric vehicles.
- Demand in the automobile industry is highly volatile.

Risks related to our Business and Operations

- We are an early stage company with a history of significant losses, expect to incur significant costs and expenses as well as continuing losses for the foreseeable future and depend on the contemplated transaction and other external financing to continue our operations.
- Our limited operating history makes it difficult for us to evaluate our future business prospects.
- Our ability to develop and manufacture vehicles of sufficient quality and appeal to customers on schedule and on a large scale is unproven.
- We will initially depend on a limited number of car models.
- The success of our business depends on attracting and retaining a large number of customers. If we are unable to do so, we will not be able to achieve profitability.
- We face significant challenges as a new entrant in the automotive industry.
- We may be unable to adequately control or, where necessary, reduce, the capital expenditures and costs associated with our business and operations.
- We could experience cost increases or disruptions in supply of raw materials or other components used in our vehicles.
- We depend upon third parties to manufacture and to supply key semiconductor chip components necessary for our vehicles. We do not have long-term agreements with semiconductor chip manufacturers and suppliers, and if these manufacturers or suppliers become unwilling or unable to provide an adequate supply of semiconductor chips, with respect to which there is a global shortage, we would not be able to find alternative sources in a timely manner and our business would be adversely impacted.
- We are dependent on our existing suppliers, a significant number of which are single- or limited-source suppliers and are also dependent on our ability to source suppliers, for our critical components, and to complete the building out of our supply chain, while effectively managing the risks due to such relationships.
- Breaches in data security, failure of information security systems and privacy concerns could adversely impact our financial condition, subject us to penalties, damage our reputation and brand, and harm our business, prospects, financial condition, results of operations, and cash flows.
- Our long-term results depend upon our ability to successfully introduce and market new products and services, which may expose us to new and increased challenges and risks.
- If we fail to scale our business operations, ramp up manufacturing capacity to target levels or otherwise manage our future growth effectively as we attempt to rapidly grow our company, we may not be able to produce, market, service and sell (or lease) our vehicles successfully.
- We may not succeed in establishing, maintaining and strengthening our brand, which would materially and adversely affect customer acceptance of our vehicles and components and our business, prospects, financial condition, results of operations, and cash flows.
- Our microfactory production may lead to increased costs, delayed and/or reduced production of our vehicles and adversely affect our ability to operate our business.
- We rely on complex robotic, assembly and component manufacturing for our operations, and production involves a significant degree of risk and uncertainty in terms of operational performance, safety, security, and costs.
- Our vehicles rely on software and hardware that is highly complex, and if these systems contain errors, bugs, vulnerabilities, or design defects, or if we are unsuccessful in addressing or mitigating technical limitations in our systems, our business could be adversely affected.
- Our use of open source software in our applications could subject our proprietary software to general release, adversely affect our ability to sell our services and subject us to possible litigation, claims or proceedings.
- If there is inadequate access to charging stations, our business will be materially and adversely affected.
- Our vehicles will make use of lithium-ion battery cells, which, if not appropriately managed and controlled, have been observed to catch fire or vent smoke and flame.
- We may not be able to accurately estimate the supply and demand for our vehicles, which could result in a variety of inefficiencies in our business and hinder our ability to generate revenue and profits. If we fail to accurately predict our manufacturing requirements, we could incur significant additional costs or experience delays.
- We have minimal experience servicing and repairing our vehicles. If we or our partners are unable to adequately service our vehicles, our business, prospects, financial condition, results of operations, and cash flows may be materially and adversely affected.
- Reservations for any of our products may be cancellable.
- Vehicle retail sales depend heavily on affordable interest rates and availability of credit for vehicle financing and a substantial increase in interest rates could materially and adversely affect our business, prospects, financial condition, results of operations, and cash flows.
- We will be subject to risks associated with exchange rate fluctuations, interest rate changes and credit risk.
- Insufficient warranty reserves to cover future warranty claims could materially adversely affect our business, prospects, financial condition and operating results.

Page 40 // © Next.e.GO Mobile SE 2023

The risks presented below are certain of the general risks related to the Company’s business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including Athena) with respect to the Company, with the United States Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and the Company makes no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from, and will be more extensive than, those presented below. P a ge 41 / / © N e x t . e . G O M o b i le S E 2 0 2 3 • Future product recalls could materially adversely affect our business, prospects, operating results and financial condition. • We may face risks associated with our growth strategy and international operations, including unfavorable regulatory, political, tax and labor conditions, which could harm our business. • Our joint - venture partners may fail to meet their contractual commitments to us on time or at all, which could negatively impact our decentralized growth strategy and harm our business and operations. • If we are unable to attract and retain key employees and hire qualified management, technical and vehicle engineering personnel, our ability to compete could be harmed. • Our business may be adversely affected by labor and union activities. • Our management team has limited experience managing a public company, and publicly traded company reporting and compliance requirements could divert resources from the day - to - day management of our business . • Certain of our principal shareholders or their affiliates are or may in the future engage in, and certain of our directors are affiliated with entities that may in the future engage in commercial transactions with us, or business activities similar to those conducted by us which may compete directly or indirectly with us, causing such shareholders or persons to have conflicts of interest. • We face risks related to health epidemics, including the recent COVID - 19 pandemic, which could have a material adverse effect on our business and results of operations. • We rely on third - party vendors for certain product and service offerings, which exposes us to increased risks. • If our vehicle owners customize our vehicles with aftermarket products, the vehicles may not operate properly, which may create negative publicity and could harm our brand and business. • We may not be able to accurately estimate the ability to generate revenue from CO2 pooling and/or licensing activities. This could materially affect our revenue projections, results of operations, and cash flows. R e g u la t o r y , L e ga l a n d T a x R i s ks • We are subject to substantial regulation and unfavorable changes to, or failure by us to comply with, these regulations could substantially harm our business and operating results. • We may face regulatory challenges attempting to sell our vehicles directly to customers. • We may face business and legal risks and uncertainties arising from the acquisition of our predecessor's business and assets following the opening of insolvency proceedings over its assets in July 2020. • We are subject to various environmental laws and regulations that could impose substantial costs upon us. • We may be involved in legal proceedings based on the alleged violation of intellectual property rights, such as patent or trademark infringement claims, which may be time - consuming and cause us to incur substantial costs. • We may not be able to develop, acquire, maintain or prevent others from unauthorized use of our intellectual property, which could harm our business and competitive position. • We may be subject to litigation, including product liability proceedings, proceedings challenging the Business Combination, or other legal proceedings that could, even if ultimately unfounded, cause us to spend substantial resources and disrupt our business. • We intend to retain certain personal information about our customers and may be subject to various privacy laws. • We are or will be subject to anti - corruption, anti - bribery, anti - money laundering, financial and economic sanctions and similar laws, and non - compliance with such laws can subject us to administrative, civil and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could adversely affect our business, prospects, financial condition, results of operations, and cash flows. R i s ks R e la t i n g to ou r F i n a n c i n g P o s i t i on • Our business plans require a significant amount of capital, which may not be available to us on acceptable terms or at all when we need them or may cause dilution to our existing shareholders, restrict our operations or cause us to relinquish valuable rights. • We may not be able to obtain or agree on acceptable terms and conditions for all or a significant portion of the government grants, loans and other incentives for which we may apply. As a result, our business and prospects may be adversely affected. • The unavailability, reduction or elimination of government and economic incentives or imposition of any additional taxes or surcharges could have a material adverse effect on the development of the e mobility market, our business, prospects, financial condition and operating results . Risks Relating to the Business Combination • The process of taking a company public by means of a business combination with a special purpose acquisition company (“SPAC”) is different from taking a company public through an underwritten offering and may create risks for our unaffiliated investors. • The pro forma consolidated financial information may not be an indication of TopCo’s financial condition or results of operations following the Business Combination, and accordingly, investors have limited financial information on which to evaluate TopCo and their investment decision . • During the pre - closing period, Athena and Next . e . GO Mobile are prohibited from entering into certain transactions that might otherwise be beneficial to Athena, Next . e . GO Mobile or their respective shareholders . • Uncertainties about the Business Combination during the pre - closing period may cause a loss of key management personnel and other key employees . R I SK F A C T O R S – 2 O F 3

The risks presented below are certain of the general risks related to the Company’s business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including Athena) with respect to the Company, with the United States Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and the Company makes no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from, and will be more extensive than, those presented below. • Uncertainties about the Business Combination during the pre - closing period may cause third parties to delay or defer decisions concerning Next.e.GO Mobile or seek to change existing arrangements. • Subsequent to the consummation of the Business Combination, TopCo may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause investors to lose some or all of their investment. Risks Relating to the Ordinary Shares • The rights of TopCo’s shareholders and the duties of TopCo’s directors will be governed by (i) Dutch law, (ii) the TopCo Articles of Association and (iii) internal rules and policies adopted by the TopCo Board, and will differ in some important respects from the rights of shareholders and the duties of members of a board of directors of a company incorporated in Delaware. • TopCo will be organized and existing under the laws of the Netherlands, and, as such, the rights of TopCo shareholders and the civil liability of TopCo directors and executive officers will be governed in certain respects by the laws of the Netherlands. • TopCo does not anticipate paying dividends on TopCo Shares. • Each of Athena’s and Next . e . GO Mobile’s current equityholders will own a significant portion of TopCo Shares and will have representation on the TopCo Board . Athena’s and Next . e . GO Mobile’s current equityholders may have interests that differ from those of other shareholders . • The market price and trading volume of TopCo Shares and TopCo Public Warrants may be volatile and could decline significantly following the Business Combination. • If securities or industry analysts do not publish research, publish inaccurate or unfavorable research or cease publishing research about TopCo, its share price and trading volume could decline significantly. • TopCo Shareholders may not be able to exercise pre - emption rights and, as a result, may experience substantial dilution upon future issuances of TopCo Shares or rights to subscribe for TopCo Shares. P a ge 42 / / © N e x t . e . G O M o b i le S E 2 0 2 3 R I SK F A C T O R S – 3 O F 3

P a ge 43 / / © N e x t . e . G O M o b i le S E 2 0 2 3

Next.e.GO Mobile SE | Lilienthalstrasse 1, 52068 Aachen, Germany